UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2023

TPB ACQUISITION CORPORATION I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40732	98-1582136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Letterman Drive, Suite A3-1
San Francisco, California 94129

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 854-7074

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	TPBAU	Nasdaq Capital Market

Class A ordinary shares included as part of the units	TPBA	Nasdaq Capital Market

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TPBAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, on September 14, 2022, TPB Acquisition Corporation I, a Cayman Islands exempted company (“SPAC”), entered into a Business Combination Agreement (as may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement,” and, the transactions contemplated thereby, collectively, the “Business Combination”), by and among SPAC, Lavoro Merger Sub II, an exempted company incorporated with limited liability in the Cayman Islands (the “Second Merger Sub”), Lavoro Limited, an exempted company incorporated with limited liability in the Cayman Islands (“New Parent”), Lavoro Merger Sub I Limited, an exempted company incorporated with limited liability in the Cayman Islands (“First Merger Sub”), Lavoro Merger Sub III Limited, an exempted company incorporated with limited liability in the Cayman Islands, and Lavoro Agro Limited, an exempted company incorporated with limited liability in the Cayman Islands, pursuant to which First Merger Sub will merge with and into SPAC, with SPAC surviving, following which SPAC will merge with and into Second Merger Sub, with Second Merger Sub surviving.

On the closing of the Business Combination (the “Closing”), and pursuant and subject to the terms of the Business Combination Agreement, each Class A ordinary share, par value $0.0001 per share, of SPAC (the “SPAC Ordinary Shares”) shall be exchanged, on a one-to-one basis, for one Class A ordinary share, par value $0.001 per share, of New Parent (the “New Parent Ordinary Shares”, and together with SPAC Ordinary Shares, the “Shares”).

On February 21, 2023, SPAC entered into separate Forward Share Purchase Agreements (each, a “Purchase Agreement” and together, the “Purchase Agreements”) with certain equity holders of SPAC (together, the “Investors”), pursuant to which SPAC (or Second Merger Sub, as successor-in-interest to SPAC following the Closing) agreed to purchase, on the date that is 24 months after the Closing (the “Maturity Date”), certain New Parent Ordinary Shares then held by the Investors (subject to certain conditions and purchase limits set forth in the Purchase Agreements). For purposes of the Purchase Agreements, SPAC and Second Merger Sub are referred to as the “Counterparty” prior to and after the Business Combination, respectively. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the form of Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

At Closing, and pursuant to an escrow agreement (the “Escrow Agreement”) to be entered into by Second Merger Sub with Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (the “Escrow Agent”), the form of which is included as Exhibit A to the Purchase Agreement, Second Merger Sub will place into an escrow account (the “Escrow Account”) an amount equal to the Escrowed Property (as defined below) to secure the Counterparty’s purchase obligation to the Investors. “Escrowed Property” refers to (i) (a) the price per share that SPAC Ordinary Shares are redeemed for in connection with SPAC's shareholder's approval of the Business Combination (the “Shares Purchase Price”) multiplied by the number of Shares and Additional Shares held by the Investors as of the Closing less (b) any amounts previously disbursed from the Escrow Account in accordance with the Purchase Agreements and the Escrow Agreement, plus (ii) the interest, investment income, or proceeds accrued from the deposit or investment from the Escrow Account.

Following the Third Effective Time (as defined in the Business Combination Agreement), Second Merger Sub has agreed to use its best efforts to cause the filing of a registration statement, at Second Merger Sub’s cost and expense, with the U.S. Securities and Exchange Commission (the “SEC”) registering the resale of the Shares (the “Registration Statement”) under the Securities Act of 1933, as amended, within 30 days following the Closing, and have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earliest of (i) the 45th calendar day (or 90th calendar day if the SEC notifies Second Merger Sub that it will review the Registration Statement) following such closing and (ii) the 5th Business Day after the date Second Merger Sub is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review. Pursuant to the Purchase Agreements, the Investors will use commercially best efforts to sell any or all of the Shares in the open market if the per share sale price exceeds the Shares Purchase Price prior to the payment of any commissions due by the Investors for such sale, with such sales commencing after the date on which the Shares are registered on the Registration Statement after the Closing.

If and when any Investor sells the Shares to any third party, upon receipt by the Escrow Agent and the Counterparty of written notice of such sale of Shares (such date, the “Instruction Date”), the Escrow Agent shall release to the Counterparty an amount equal to (i) the Escrowed Property divided by the number of Shares held by such Investor as of the Instruction Date, multiplied by (ii) the number of Shares sold by such Investor pursuant to Section 5(e) of the Purchase Agreements.

The per Share price at which the Investors have the right to sell the Shares to the Counterparty on the Maturity Date is (i) the total amount of the Escrowed Property in the Escrow Account, divided by (ii) the total number of Shares held by the Investors as of the Maturity Date (subject to the Share Purchase Limit). The Investors will notify the Counterparty in writing not less than five Business Days prior to the Maturity Date, specifying the number of Shares that the Counterparty will be required to purchase (the “Shares Sale Notice”). In exchange for the Counterparty’s commitment to purchase the Shares (including any Additional Shares) on the Maturity Date, the Investors agree to continue to hold, and not to redeem, the Shares prior to the Closing. Any Investor that fails to timely deliver a Shares Sale Notice shall be deemed to have forfeited its right to sell any Shares (including any Additional Shares) to the Counterparty pursuant to the Purchase Agreements.

The Purchase Agreements contain customary representations, warranties and covenants from the parties thereto. The foregoing descriptions are only a summary of the Purchase Agreements and Escrow Agreement and are qualified in their entirety by reference to the full text of the Purchase Agreements, including the Escrow Agreement, the form of which is included as Exhibit A thereto, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. SPAC may enter into additional forward purchase agreements, or similar arrangements with other parties, until the date of the Closing.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

The information in this communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, the satisfaction of closing conditions to any business combination and any related financing, including the issuance of the Shares, the amount of redemption requests made by SPAC’s public stockholders and the completion of the proposed business combination, including the anticipated structure and closing date of the proposed business combination and the use of the cash proceeds therefrom; any anticipated shareholder approvals; and the pro forma ownership of the resulting issuer. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of New Parent’s and SPAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of New Parent and SPAC. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to, the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that shareholder approval will not be obtained; the risk that the transaction may not be completed by SPAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SPAC; the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Business Combination Agreement by the SPAC’s shareholders; the lack of a third party valuation in determining whether or not to pursue the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; the effect of the announcement or pendency of the proposed transaction on New Parent’s business relationships, operating results, and business generally; risks that the proposed transaction disrupts current plans and operations of New Parent and potential difficulties in employee retention as a result of the proposed transaction; the outcome of any legal proceedings that may be instituted against New Parent, SPAC or the combined company related to the Business Combination Agreement or the proposed transaction; the ability to maintain the listing of SPAC’s securities on a national securities exchange; the price of SPAC’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which SPAC plans to operate or New Parent operates, variations in operating performance across competitors, changes in laws and regulations affecting SPAC’s or New Parent’s business; New Parent’s inability to meet or exceed its financial projections and changes in the combined capital structure; changes in general economic conditions, including as a result of the COVID-19 pandemic; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; changes in domestic and foreign business, market, financial, political and legal conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries and other risks and uncertainties indicated from time to time in the final prospectus of SPAC for its initial public offering and the proxy statement/prospectus to be filed relating to the proposed business combination or in the future, including those under “Risk Factors” therein, and in SPAC’s other filings with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SPAC nor New Parent presently know or that SPAC nor New Parent currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SPAC’s and New Parent’s expectations, plans or forecasts of future events and views as of the date of this press release. SPAC and New Parent anticipate that subsequent events and developments will cause SPAC’s or New Parent’s assessments to change. However, while SPAC and the SPAC may elect to update these forward-looking statements at some point in the future, SPAC and New Parent specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing SPAC’s or New Parent’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Form of Forward Purchase Agreement by and among SPAC and certain equity holders of SPAC.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TPB Acquisition Corporation I

Dated: February 21, 2023	/s/ David Friedberg
David Friedberg
Chief Executive Officer